Exhibit 32.1

Certification pursuant to
18 U.S.C. Section 1350,
as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

     I, Courtney C. Smith, Chief Executive Officer of Specialty Underwriters’ Alliance, Inc. (the “Company”), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:

     (i) The quarterly report on Form 10-Q of the Company for the period ended September 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (ii) The information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

     IN WITNESS WHEREOF, I have executed this Certification this 23rd day of December 2004.

/s/ Courtney C. Smith

Courtney C. Smith Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Specialty Underwriters’ Alliance, Inc. and will be retained by Specialty Underwriters’ Alliance, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.